Filed Pursuant to Rule 497(a)

File No. 333-217093

Rule 482 AD

Pricing Information

WhiteHorse Finance, Inc.

6.50% Notes Due 2025

Pricing Term Sheet

November 8, 2018

Issuer:	WhiteHorse Finance, Inc.

Title of the Securities:	6.50% Notes due 2025 (the “Notes”)

Expected Rating:*	Egan-Jones Ratings Company: A-

Initial Aggregate Principal Amount Being Offered:	$33,000,000

Option to Purchase Additional Notes:	Up to an additional $4,950,000 aggregate principal amount of Notes within 30 days

Underwriting Discount:	$0.78125 per Note; $1,031,250 total (assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	$24.21875 per Note; $31,968,750 total (assuming the over-allotment option is not exercised)

Initial Public Offering Price:	100% of aggregate principal amount

Denominations:	Issue the Notes in denominations of $25.00 and integral multiples of $25.00 in excess thereof

Principal at Time of Payment:	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date.

Type of Note:	Fixed rate note

Coupon Rate:	6.50% per annum

Day Count:	360-day year of twelve 30-day months

Original Issue Date:	November 13, 2018

Stated Maturity Date:	November 30, 2025

Date Interest Starts Accruing:	November 13, 2018

Interest Payment Date:	Every February 28, May 31, August 31 and November 30, beginning February 28, 2019. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest Periods:	The initial interest period will be the period from and including November 13, 2018, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular Record Dates for Interest:	February 15, May 15, August 15 and November 15, beginning February 15, 2019

Optional Redemption:	The Notes may be redeemed in whole or in part at any time or from time to time at Issuer’s option on or after November 30, 2021 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.

Repayment at Option of Holders:	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Listing:	Issuer intends to list the Notes on the NASDAQ Global Select Market, within 30 days of the original issue date under the trading symbol “WHFBZ”

CUSIP / ISIN:	96524V304 / US96524V3042

Joint Book-Running Managers:	Ladenburg Thalmann & Co. Inc. BB&T Capital Markets, a division of BB&T Securities, LLC Janney Montgomery Scott LLC

Lead Managers:	B. Riley FBR, Inc. Incapital LLC

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus and related prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for this offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Issuer before investing. The preliminary prospectus supplement, dated November 8, 2018, and accompanying prospectus, dated October 23, 2018, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Issuer and should be read carefully before investing.

This pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and the pricing press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com.